EXHIBIT 99.1

MICROCHIP DELIVERS REQUIRED WRITTEN NOTICE TO ATMEL REGARDING
DIRECTOR NOMINATIONS FOR ATMEL’S 2009 ANNUAL MEETING

Microchip Seeking to Preserve Flexibility as it Evaluates Alternatives
for Potential Transaction with Atmel

Chandler, Arizona, December 15, 2008 – Microchip Technology Incorporated (NASDAQ: MCHP) today announced that it has delivered to Atmel Corporation (NASDAQ: ATML) the written notification required to be delivered under Atmel’s bylaws in connection with Microchip’s proposal of an alternate slate of directors at Atmel’s next annual meeting of shareholders.  Under Atmel’s bylaws, all nominations of directors and proposals with respect to other business to be conducted at Atmel’s 2009 annual meeting must be notified in writing to Atmel no later than December 16, 2008.

Steve Sanghi, President, Chief Executive Officer and Chairman of Microchip said, “We have delivered the written notification that is a requirement under Atmel’s bylaws in order to preserve Microchip’s flexibility as we evaluate our alternatives with respect to a potential transaction with Atmel.  We believe these highly qualified and experienced nominees will act in the best interests of all Atmel shareholders if elected to Atmel’s Board of Directors.  However, in light of the general deterioration of the business and financing environments and the worsening business conditions in the semiconductor industry in particular, Microchip cannot provide any assurances that it will pursue a transaction with Atmel or, if it does pursue such a transaction, what the terms may be.”

Microchip notified Atmel that it is nominating the following candidates for election to Atmel’s board of directors:

•
Jonathan Brooks:  Mr. Brooks most recently served as Chief Financial Officer and a Director of Glotel plc, a LSE-listed resource solutions provider, from November 2005 to July 2007.  Prior to joining Glotel, from August 2003 to March 2005, Mr. Brooks was the part-time interim Chief Financial Officer and a Director of Frontier Silicon Limited, a supplier of innovative semiconductor, module and software solutions for digital radio and connected audio systems and, from January 2003 to July 2003, Mr. Brooks was the part-time interim Chief Financial Officer of Inside Contactless SA, a fabless semiconductor company dedicated exclusively to contactless technology.  In addition, from 1995 to 2002, Mr. Brooks was Chief Financial Officer and a Director of ARM Holdings plc, a LSE- and NASDAQ-listed semiconductor intellectual property supplier.

Since May 2004, Mr. Brooks has served as a Director of Xyratex Ltd., a NASDAQ-listed provider of enterprise-class data storage subsystems and storage infrastructure manufacturing equipment and automation solutions.  Mr. Brooks is also currently a director of e2v Technologies plc, a LSE-listed designer and supplier of specialized components and sub-systems that enable the world’s leading systems companies to deliver innovative solutions for medical and science, aerospace and defense, and commercial and industrial markets, and Aveva Group plc, a LSE-listed engineering IT software provider to the plant, power and marine industries.  In addition, Mr. Brooks is the Chairman of Picochip Inc., a private-equity backed company developing semiconductor solutions for wireless applications, and a Director of Sophos Plc, an enterprise IT security and control company.  Mr. Brooks holds a Bachelor’s Degree in Economic and Social Science from the University of Wales and an M.B.A. from the University of Manchester and is a member of the Chartered Institute of Management Accountants.

•
Dan Casey:  Mr. Casey currently is serving as the Chief Executive Officer and a Director of Sonomax Hearing Healthcare Inc., a public company traded on the Canadian TSX Venture exchange that develops instant, custom fit in-ear devices.  Previously, Mr. Casey held a number of senior positions with Future Electronics, a leader and innovator in the distribution and marketing of semiconductors and passive, interconnect and electro-mechanical components, including serving as Executive Vice President from January 2006 to November 2007, Executive Vice President – International Operations from October 2004 to December 2005, Corporate Vice President reporting to the President from September 2002 to October 2004, Corporate Vice President and Managing Director International Operations based out of Singapore from January 2001 to September 2002 and Vice President & MD – Future & FAI Europe reporting to the Owner and President from September 1996 to December 2000.

From August 2006 to August 2007, Mr. Casey served as a Director of Sipex Corporation, a designer, manufacturer and marketer of analog integrated circuits.  Mr. Casey holds a Bachelor’s Degree in Applied Science – Mechanical Engineering from the University of Ottawa and an M.B.A. from the University of Ottawa.

•
G. Carl Everett Jr.:  Mr. Everett is a Venture Partner – Investor Advisor with Accel Partners, a venture capital firm, and founded GCE Ventures, a venture advisement firm, in April 2001.  Prior to founding GCE Ventures, from February 1998 to April 2001, Mr. Everett served as Senior Vice President, Personal Systems Group of Dell Computer Corporation.  From 1978 to December 1996, Mr. Everett held several management positions with Intel Corporation, including Senior Vice President and General Manager of the Microprocessor Products Group and Senior Vice President and General Manager of the Desktop Products Group.

Since June 2001, Mr. Everett has served as a Director of FormFactor, Inc., a NASDAQ-listed leader in developing and applying microelectromechanical systems contact technology to advanced probe card designs.  Mr. Everett also currently serves on the board of directors of NetXen, Inc., a Silicon Valley company focused in high performance networking and protocol processing.  Mr. Everett holds a Bachelor’s Degree in Business Administration from New Mexico State University and an honorary Doctorate of Laws degree from New Mexico State University.

•
Michael L. Hackworth:  Mr. Hackworth most recently served as the Chief Executive Officer and Chairman of the Board of Directors of Tymphany Corporation, a private company providing innovative, high quality audio transducers and acoustical engineering customization services for manufacturers of both lifestyle consumer electronic products and audiophile-quality, high-end solutions, from December 2002 until May 2007.  Following his resignation as Chief Executive Officer in May 2007, Mr. Hackworth continued to serve as Chairman of the Board of Directors of Tymphany Corporation until September 2008.  Mr. Hackworth served as President and Chief Executive Officer of Cirrus Logic, Inc., a NASDAQ-listed developer of high-precision, analog and mixed-signal integrated circuits for a broad range of consumer and industrial markets, from January 1985 to June 1998 and continued to serve as Chief Executive Officer until February 1999.  Mr. Hackworth also served as Interim Chief Executive Officer of Cirrus Logic between March 2007 and June 2007.

Mr. Hackworth currently serves as Chairman of the Board of Directors of Cirrus Logic, a position he has held since July 1997, and he has served on the Cirrus Logic board since 1985.  Mr. Hackworth is also a director of Virage Logic Corporation, a NASDAQ-listed provider of semiconductor intellectual property for the design of complex integrated circuits, and Epicor Software Corporation, a NASDAQ-listed global leader dedicated to providing integrated enterprise resource planning, customer relationship management, supply chain management and professional service automation software solutions to midmarket companies and divisions of Global 1000 companies.  Mr. Hackworth holds a Bachelor’s Degree in Engineering from University of Santa Clara.

•
Dr. Robert S. Pepper:  Dr. Pepper has been involved in the semiconductor industry for more than forty-seven (47) years.  He most recently served as Vice President of Intel Corporation’s Network Communications Group and President/Chief Technology Officer of Level One Communications from August 1999 to July 2000.   Prior to joining Intel, Dr. Pepper was President, Chief Executive Officer and Chairman of the Board of Directors of Level One Communications, a leading manufacturer of integrated circuits for the rapidly growing communications market, which was acquired by Intel in August 1999.  Before joining Level One Communications in 1986, Dr. Pepper was in private practice as a general management and technical consultant for venture capital firms.  From 1979 to 1984, Dr. Pepper served as the Vice President/General Manager of RCA’s Solid State Division.  Dr. Pepper served as Vice President and general manager of Analog Devices’ Semiconductor Division from 1975 to 1979.  In addition, Dr. Pepper headed the Semiconductor Research and Development Division at Sprague Electric for eleven (11) years and had P&L responsibility for three (3) semiconductor groups.

Dr. Pepper was a founding member and previously Chairman of the Board of Directors for the Fabless Semiconductor Association (now the Global Semiconductor Alliance).  Dr. Pepper remains as director emeritus of GSA.  In addition, from January 2003 to March 2008, Dr. Pepper was Chairman of the Board of Directors of KeyEye Communications, Inc., a fabless semiconductor company, and from August 2003 to February 2006, Dr. Pepper was Chairman of the Board of Directors of Varatouch Technology Inc., a company providing solutions to companies that employ computer and electronic output technology, which was acquired by Atrua Technologies, Inc. in February 2006.  Dr. Pepper also served as a Director of Silicon Optix, a company that sold its video processing technology and related assets to Integrated Device Technology, Inc. in October 2008.

Dr. Pepper was a professor at U.C. Berkeley from 1961 to 1964 after receiving his B.S.EE, M.S.EE, and Ph.D.EE from that institution.  For almost twenty (20) years, Dr. Pepper was chairman of the college advisory board for Engineering at U.C. Berkeley.  Dr. Pepper currently remains a member of that board.  Dr. Pepper also is on the advisory board of the UC Davis Center for Health and Technology.

•
Alan G. Rieper:  Mr. Rieper most recently served as a Managing Director and the Senior Semiconductor Analyst at Credit Suisse First Boston, the investment bank, where he worked from 1998 to 2000.  Mr. Rieper has specialized in analyzing the semiconductor industry since 1979, first at Cowen and Company from 1979 through 1993, at Morgan Stanley from 1993 through mid-1996, and at Deutsche Bank from mid-1996 through 1998, before joining Credit Suisse in mid-1998.  Mr. Rieper was a Managing Director at Cowen and Deutsche Bank, and a Principal at Morgan Stanley.  Before joining Cowen, Mr. Rieper was the Technology Analyst at National Life of Vermont from 1972 through 1979, and an Office Equipment Analyst at Citibank from 1968 through 1972.  Prior to joining Citibank, Mr. Rieper served as a supply officer in the United States Navy for three (3) years.

Mr. Rieper currently serves as treasurer and executive board member of the Yankee Clipper Council, Boy Scouts of America and is a founding member and current president of its Eagle Scout Association.  A retired Naval Reserve Captain, Mr. Rieper is president of the Navy Supply Corps Officers of Greater Boston.  Mr. Rieper holds a B.S. in Business Administration from Lehigh University and a M.B.A from Columbia University.

•
Andrew Sukawaty:  Mr. Sukawaty currently is the Chairman and Chief Executive Officer of Inmarsat Plc, a LSE-listed world-wide mobile satellite services provider.  Prior to joining Inmarsat, between 1996 and 2000, Mr. Sukawaty served as Chief Executive Officer and President of Sprint PCS, the publicly listed wireless communications company.  In addition, he served as the Chief Executive Officer of NTL Limited from 1993 to 1996.  Previously, Mr. Sukawaty held various management positions with US West and AT&T.

Since October 2004, Mr. Sukawaty has served as Chairman of the Board of Directors of Xyratex Ltd., a NASDAQ-listed provider of enterprise-class data storage subsystems and storage infrastructure manufacturing equipment and automation solutions.  Mr. Sukawaty is also a non-executive director of Zesko Holding B.V., the holding company for the Ziggo cable operator.  Mr. Sukawaty holds a B.B.A. from the University of Wisconsin and an M.B.A. from the University of Minnesota.

In addition to these nominations, Microchip notified Atmel that it intends to seek stockholder approval at the Atmel 2009 annual meeting of certain amendments to Atmel’s bylaws, including limitations on any amendments to Atmel’s bylaws after May 14, 2008 (the last date of publicly reported changes to the bylaws), unless they are approved by its stockholders.

About Microchip Technology
Microchip Technology Incorporated (NASDAQ: MCHP) is a leading provider of microcontroller and analog semiconductors, providing low-risk product development, lower total system cost and faster time to market for thousands of diverse customer applications worldwide.  Headquartered in Chandler, Arizona, Microchip offers outstanding technical support along with dependable delivery and quality.  For more information, visit Microchip’s website at www.microchip.com.

Forward Looking Statements
Statements in this press release, including those regarding Microchip’s nomination of directors for election at Atmel’s 2009 annual meeting, Microchip’s intention to propose other business at Atmel’s 2009 annual meeting and Microchip’s evaluation of its potential alternatives for pursuing a transaction with Atmel, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as “anticipate”, “believe”, “expect”, “intend”, “estimate” (and the negative of any of these terms), “future” and similar expressions help identify forward looking statements.  These forward looking statements are subject to business and economic risk and reflect the current expectations of Microchip’s management, and involve subjects that are inherently uncertain and difficult to predict.  Actual results could differ materially from these forward-looking statements because of factors such as: the possibility that Microchip will withdraw its nomination of directors and its proposed bylaw amendments prior to Atmel’s 2009 annual meeting; the possibility that Microchip will not pursue a transaction with Atmel; the possibility that any future proposal by Microchip to acquire Atmel will be rejected by Atmel’s board of directors or shareholders; the possibility that, even if Microchip commences a future proposal to acquire Atmel, Microchip will be unable to reach agreement on the terms of the sale of certain Atmel assets with third parties, Microchip will not be able to satisfy closing conditions in any definitive agreement, or the transaction will not close or that the closing may be delayed; the effect of the announcement of any proposal on each of Microchip’s and Atmel’s strategic relationships, operating results and businesses generally, including the ability to retain key employees; Microchip’s ability to successfully integrate Atmel’s operations and employees; general economic conditions; and other factors described in Microchip’s SEC filings (including Microchip’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2008).  If any of these risks or uncertainties materialize, Microchip may not pursue a transaction with Atmel, any proposed acquisition may not be consummated, the potential benefits of any acquisition may not be realized, Microchip’s and/or Atmel’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements.  All information in this press release is as of December 15, 2008.  Microchip undertakes no duty to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information
This communication is for informational purposes only and does not constitute an offer to buy any securities or a solicitation of any vote or approval or a solicitation of an offer to sell any securities.  MICROCHIP CURRENTLY INTENDS TO FILE A PRELIMINARY PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) RELATING TO MICROCHIP’S POSSIBLE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF ATMEL FOR USE AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS.  ALL ATMEL SHAREHOLDERS ARE URGED TO READ SUCH PROXY STATEMENT FILED WITH THE SEC CAREFULLY IN ITS ENTIRETY WHEN AND IF IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

SHAREHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF ANY SUCH PROXY STATEMENT FILED WITH THE SEC BY MICROCHIP AT WWW.MICROCHIP.COM AND THROUGH THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  FREE COPIES OF ANY SUCH PROXY STATEMENT CAN ALSO BE OBTAINED BY DIRECTING A REQUEST TO MICROCHIP’S PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT (650) 798-5206.

Microchip and its directors and executive officers and other persons could be deemed to be participants in the solicitation of proxies from shareholders of Atmel in connection with the election of directors and other matters.  As of the date hereof, Microchip beneficially owns approximately 4.4% of Atmel’s outstanding common stock.  Information regarding Microchip’s directors and executive officers is available in Microchip’s SEC filings (including Microchip’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and its Proxy Statement for its 2008 Annual Meeting of Shareholders).  Other information regarding the participants in any proxy solicitation and a description of their direct and indirect interests will be contained in any proxy statement filed by Microchip with the SEC when and if it becomes available.

Microchip Investor Contacts: MacKenzie Partners Amy Bilbija (650) 798-5206 abilbija@mackenziepartners.com	Microchip Media Contacts: Sard Verbinnen & Co David Reno (212) 687-8080 dreno@sardverb.com Andrew Cole or Ron Low (415) 618-8750 acole@sardverb.com / rlow@sardverb.com

#           #           #